UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 25, 2019, Blonder Tongue Laboratories, Inc. (the “Company” or “Borrower”), R. L. Drake Holdings, LLC, a wholly-owned subsidiary of the Company (“R. L. Drake”), Blonder Tongue Far East, LLC, a wholly-owned subsidiary of the Company (“Blonder Tongue Far East”) and MidCap Business Credit LLC (as lender, “MidCap”) entered into a Loan and Security Agreement (All Assets) (the “Loan Agreement”).

The Loan Agreement provides the Company with a credit facility comprising a $5,000,000 revolving line of credit. The credit facility matures following the third anniversary of the Loan Agreement. Interest on the amounts outstanding under the Loan Agreement is variable, based upon the three-month LIBOR rate plus a margin of 4.75%, subject to re-set each month. All outstanding indebtedness under the Loan Agreement is secured by all of the assets of the Company and its subsidiaries, and is guaranteed by R. L. Drake and Blonder Tongue Far East.

The Company expects to use the proceeds received under the Loan Agreement for working capital and general corporate purposes in the ordinary course of its business.

The Loan Agreement contains customary covenants, including restrictions on the incurrence of additional indebtedness, the payment of cash dividends or similar distributions, the repayment of any subordinated indebtedness and the encumbrance, sale or other disposition of assets. Events of default under the Loan Agreement include Borrower’s payment defaults, material misrepresentations, uncured breaches of covenants, cross defaults with certain other indebtedness, bankruptcy and insolvency events, changes of control and the occurrence of certain material adverse events.

Borrower also is obligated to pay MidCap certain fees and charges, including (i) a facility fee equal to 1.00% times the credit limit under the Loan Agreement, (ii) an annual fee equal to 0.75% times the credit limit under the Loan Agreement, (iii) audit fees in connection with any audits or inspections by MidCap or its agents of collateral or Borrower’s operations or business (not to exceed $12,500 in any 12 month period), (iv) a collateral monitoring charge of $2,500 per month and (v) an unused line fee of 0.50% per annum on the daily average of the credit limit reduced by outstanding advances.

The Loan Agreement and the related agreements summarized herein replace the Company’s borrowing facilities under its Loan and Security Agreement with Sterling National Bank (as lender and as administrative agent) (as amended, the “Sterling Loan Agreement”) and certain related agreements (as amended, collectively, the “Additional Sterling Agreements”). The Sterling Loan Agreement and Additional Sterling Agreements have been terminated.

Contemporaneously with the entry into the Loan Agreement, (i) the Company and MidCap entered into a Pledge and Security Agreement (the “Pledge Agreement”), pursuant to which the obligations of Borrower under the Loan Agreement are secured by Borrower’s pledge and assignment of all of its right, title and interest in the membership interests of R. L. Drake and Blonder Tongue Far East (including rights to receive dividends, distributions and other proceeds relating to Borrower’s ownership interest), (ii) Borrower, R. L. Drake and MidCap entered into a Patent and Trademark Security Agreement (the “Security Agreement”), pursuant to which Borrower and R. L. Drake pledged and assigned their interests in their Patents and Trademarks (as defined in the Security Agreement) to secure the obligations of Borrower under the Loan Agreement and (iii) Blonder Tongue Far East and R. L. Drake entered into a Continuing Guaranty (the “Guaranty Agreement”) with MidCap, whereby in the event of default by Borrower, Blonder Tongue Far East and R. L. Drake jointly and severally agree to perform under the Loan Agreement.

The foregoing summaries of the Loan Agreement, the Pledge Agreement, the Security Agreement and the Guaranty Agreement are not complete and are qualified in their entirety by reference to the full text of those agreements, which are attached hereto as Exhibit 10.1, Exhibit 10.3 , Exhibit 10.4, and Exhibit 10.5, respectively, and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the entry into the Loan Agreement, on October 25, 2019, the Company repaid all remaining amounts outstanding under the Sterling Loan Agreement, and the Sterling Loan Agreement and Additional Sterling Agreements were terminated and all outstanding liens thereunder were released.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03. Upon a default under the Loan Agreement, including the non-payment of principal or interest, the obligations of Borrower may be accelerated and MidCap may pursue its rights under the Loan Agreement, the Pledge Agreement, the Security Agreement, the Guaranty Agreement, the Uniform Commercial Code and/or any other applicable law or in equity.

Item 8.01	Other Events

On October 30, 2019, the Company issued a press release regarding the entry into the Loan Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Loan and Security Agreement dated as of October 25, 2019 by and between MidCap Business Credit LLC, Blonder Tongue Laboratories, Inc., R. L. Drake Holdings, LLC and Blonder Tongue Far East, LLC.

10.2	Form of Revolving Note.

10.3	Pledge and Security Agreement dated as of October 25, 2019 by and between Blonder Tongue Laboratories, Inc. and MidCap Business Credit LLC.

10.4	Patent and Trademark Security Agreement dated as of October 25, 2019 by and between Blonder Tongue Laboratories, Inc., R. L. Drake Holdings, LLC and MidCap Business Credit LLC.

10.5	Continuing Guaranty dated as of October 25, 2019 of Blonder Tongue Far East, LLC and R. L. Drake Holdings, LLC, as Guarantors, in favor of MidCap Business Credit LLC.

99.1	Press Release Dated October 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: October 30, 2019

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement dated as of October 25, 2019 by and between MidCap Business Credit LLC, Blonder Tongue Laboratories, Inc., R. L. Drake Holdings, LLC and Blonder Tongue Far East, LLC.

10.2	Form of Revolving Note.

10.3	Pledge and Security Agreement dated as of October 25, 2019 by and between Blonder Tongue Laboratories, Inc. and MidCap Business Credit LLC.

10.4	Patent and Trademark Security Agreement dated as of October 25, 2019 by and between Blonder Tongue Laboratories, Inc., R. L. Drake Holdings, LLC and MidCap Business Credit LLC.

10.5	Continuing Guaranty dated as of October 25, 2019 of Blonder Tongue Far East, LLC and R. L. Drake Holdings, LLC, as Guarantors, in favor of MidCap Business Credit LLC.

99.1	Press Release Dated October 30, 2019.

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